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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported): AUGUST 5, 2002
                                                          --------------



                           INTERLEUKIN GENETICS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)



  DELAWARE                       000-23413                   94-3123681
  ---------                    ------------             -------------------
(State or other                (Commission                 (IRS Employer
jurisdiction of                File Number)             Identification No.)
incorporation)


                      135 BEAVER STREET, WALTHAM, MA 02452
                      ------------------------------------
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code: (781) 398-0700
                                                             --------------




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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 5, 2002, Interleukin Genetics, Inc. (the "Company"), upon the approval of its Audit Committee, engaged Grant Thornton LLP ("Grant Thornton") to serve as the Company's independent public accountants for the fiscal year ending December 31, 2002.

During the fiscal years ended December 31, 2001 and 2000 and through August 5, 2002, the Company did not consult Grant Thornton with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERLEUKIN GENETICS, INC.
                                        ----------------------------------------
                                        (Registrant)



Date: August 5, 2002                    /s/ Fenel M. Eloi
                                        ----------------------------------------
                                        Fenel M. Eloi, Vice President,
                                        Chief Operating Officer and Chief
                                        Financial Officer



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